                                                                   Exhibit 10.14


                        MANAGEMENT STOCKHOLDERS AGREEMENT

      This MANAGEMENT STOCKHOLDERS AGREEMENT (this "Agreement") is entered into and effective as of July 10, 1997 among WGL Holdings, Inc., a Delaware corporation (the "Company"), DLJ Merchant Banking Partners II, L.P., a Delaware limited partnership ("DLJ Partners II"), DLJMB Funding II, Inc., a Delaware corporation ("DLJ Funding II"), DLJ Merchant Banking Partners II-A, L.P., a Delaware limited partnership ("DLJ Partners II-A"), DLJ Diversified Partners, L.P., a Delaware limited partnership ("Diversified Partners"), DLJ Diversified Partners-A, L.P., a Delaware limited partnership ("Diversified Partners-A"), DLJ Millennium Partners, L.P., a Delaware limited partnership ("Millennium Partners"), DLJ First ESC L.L.C., a Delaware limited liability company ("First ESC"), DLJ Offshore Partners II, C.V., a Netherlands Antilles limited partnership ("Offshore Partners II"), DLJ EAB Partners, L.P., a Delaware limited partnership ("EAB Partners"), UK Investment Plan 1997 Partners, a Delaware partnership ("UK Partners"), and the holders of capital stock of the Company listed on SCHEDULE I hereto (the "Management Holders"), and each other holder of record of Common Shares (as defined below) who may hereafter duly and properly execute a separate agreement to be bound by the terms hereof (each DLJ Party (as hereinafter defined), the Management Holders, and each other Person (as defined below) that hereafter may become a party hereto as contemplated hereby being hereinafter referred to individually as a "Party" and collectively as the "Parties").

                                    RECITALS

      1. The Company has authorized 100,000,000 shares of common stock, $.001 par value per share (the "Common Shares").

      2. Concurrently herewith, DLJ, the Company, Wilson Greatbatch Ltd., a New York corporation ("WGL") and the Individual Holders are consummating the transactions contemplated by that certain Stock Purchase Agreement, dated as of June 19, 1997 (the "Purchase Agreement"), pursuant to which the Company will acquire 100% of the Capital Shares of WGL.

      3. In connection with the transactions contemplated by the Purchase Agreement, DLJ, the Company and the Individual Holders are hereafter entering into that certain Stockholders Agreement to be dated as of July 16, 1997 (the "Seller Stockholders Agreement").

      4. In connection with the Purchase Agreement, the parties hereto are entering into this Agreement in order to define certain rights and obligations of such parties.

      NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    AGREEMENT

                                    ARTICLE I

                               GENERAL PROVISIONS;
                         REPRESENTATIONS AND WARRANTIES

      1.1 CERTAIN TERMS. In addition to the terms defined elsewhere herein, when used herein the following terms shall have the meanings indicated:

      "Adverse Person" means (i) any Persons that are competitors of the Company, directly involved in the business of designing, developing, manufacturing, marketing, selling or distributing of implantable power sources, implantable medical devices, lithium batteries, silver vanadium oxide batteries, microvasive surgical instruments and close-tolerance medical and aerospace miniature components intended for commercial distribution, including (without limitation) pacemakers, cardioverter-defibrillators and capacitors for defibrillator applications, (ii) any Persons that are present or former customers of the Company and (iii) any other Persons the Board of Directors reasonably designates as such from time to time.

      "Affiliate" means, with respect to any Person, any Person controlling, controlled by, or under common control with such Person. For the purposes of this definition, "control" means the possession of the power to direct or cause the direction of management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

      With respect to any Common Shares, "beneficial" ownership or "beneficially" owned shall have the same meaning as in Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

      "Board of Directors" means the board of directors of the Company.

      "Capital Shares" means any and all shares, interests, participations or other equivalents (however designated) of capital shares of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), and any and all warrants, options or other rights to purchase or acquire any of the foregoing.

      "Cause" means (i) with respect to any Management Holder who is a party to a written employment agreement with the Company, which agreement contains a definition of "cause" or "for cause" (or words of like import) for purposes of termination of employment thereunder by the Company, "cause" or "for cause" (or words of like import) as defined in the most recent of such agreements, or (ii) in all other cases, as determined by the Board of Directors (or the compensation committee thereof, if applicable), in its sole discretion, that one or more of the following has occurred: (A) any intentional or willful failure, or failure due to bad faith, by such Management Holder to substantially perform his or her employment duties which shall not have been corrected within thirty (30) days following written notice thereof, (B) any misconduct by such Management Holder which is significantly injurious to the Company or any Subsidiary or Affiliate of the Company, (C) any breach by such Management Holder of any covenant contained in any agreement or contract with the Company (including, without limitation, this Agreement), (D) such Management Holder's conviction of, or entry of a plea of NOLO CONTENDERE in respect of, any felony or a misdemeanor which results in, or is reasonably expected to result in, economic or reputational injury to the Company or any Subsidiary or Affiliate of the Company.

      "Common Share Equivalents" means (without duplication with any other Common Shares or Common Share Equivalents) rights, warrants, options, convertible securities, or exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Shares or securities convertible or exchangeable into Common Shares, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

      "DLJ" means all of the DLJ Parties, collectively.

      "DLJ Party" means any of DLJ Partners II, DLJ Funding II, DLJ Partners II-A, Diversified Partners, Diversified Partners-A, Millennium Partners, First ESC, Offshore Partners II, EAB Partners or UK Partners.

      "DLJSC" means Donaldson, Lufkin & Jenrette Securities Corporation or any successor thereto.

      "Fair Market Value" means, as of any date, the fair market value of one Common Share as of such date as determined in good faith by the Board of Directors of the Company.

      "Fully-Diluted Common Shares" means, at any time, the then outstanding Common Shares of the Company plus (without duplication) all Common Shares issuable, whether at such time or upon the passage of time or the occurrence of future events, upon the exercise, conversion or exchange of all then-outstanding Common Share Equivalents.

      "Good Reason" means (i) with respect to any Management Holder who is a party to a written employment agreement with the Company, a material breach by the Company of such employment agreement which the Company fails to cure within 30 days after its receipt of written notice thereof or (ii) with respect to any Management Holder who is not a party to a written employment agreement with the Company, that one or more of the following has occurred: (A) without Executive's express written consent, the assignment to such Management Holder of any duties, or any limitation of such Management Holder's responsibilities, materially inconsistent with such Management Holder's duties and responsibilities with the Company as such duties and responsibilities existed on the date hereof; or (B) any failure by the Company to pay, or any reduction by the Company of, such Management Holder's annual salary, as reported on such Management Holder's Form W-2 for the preceding year; or (C) without such Management Holder's express written consent, the relocation of the principal place of such Management Holder's employment to a location where, on the date hereof, the Company does not have and is not currently discussing or contemplating building or placing a facility.

      "Individual Holder" has the meaning assigned to such term in the Seller Stockholders Agreement.

      "Permitted Individual Holder Transferee" has the meaning assigned to such term in the Seller Stockholders Agreement.

      "Permitted Management Holder Transferee" means (i) any trust, limited partnership or other comparable entity established for the benefit of a Management Holder, the spouse and/or one or more of the lineal descendants of any Management Holder which is controlled by such Management Holder or (ii) the spouse, parent, brother, sister and/or one or more of the lineal descendants, step-children, brothers-in-law and/or sisters-in-law of any Management Holder.

      "Permitted Transferee" means in the case of any DLJ Party (A) any other DLJ Party, (B) any corporation, partnership or other entity which is an Affiliate of any DLJ Party (collectively, the "DLJ Affiliates"), (C) any managing director, general partner, director, limited partner, officer or employee of any DLJ Party or any DLJ Affiliate, or the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any of the foregoing Persons referred to in this clause (C) (collectively, "DLJ Associates"), (D) any trust, the beneficiaries of which, or any corporation, limited liability company or partnership, the shareholders, members or general or limited partners of which, include only one or more DLJ Parties, DLJ Affiliates, DLJ Associates, their spouses or their lineal descendants and (E) a voting trustee for one or more DLJ Parties or for one or more DLJ Affiliates or DLJ Associates under the terms of a voting trust.

      "Person" means any natural person, corporation, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any government or agency or political subdivision thereof.

      "Qualified IPO" means a consummated initial public offering of Common Shares which is underwritten on a firm commitment basis by a nationally-recognized investment banking firm.

      "Registrable Securities" means the Common Shares and any Common Shares which are issuable upon the exercise of any right, including pursuant to any option, warrant or security convertible into Common Shares or similar right and any other securities issued or issuable with respect to such Shares by way of a share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; PROVIDED, that any Registrable Security will cease to be a Registrable Security when (a) a registration statement covering such Registrable Security has been declared effective by the SEC and it has been disposed of pursuant to such effective registration statement, (b) it is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or it is eligible for sale under such Rule 144 without respect to any volume limitations or (c) (i) it has been otherwise transferred and (ii) the Company has delivered a new certificate or other evidence of ownership for it not bearing the legend required pursuant to Section
7.5 of this Agreement and (iii) it may be resold without subsequent registration under the Securities Act.

      "SEC" means the Securities and Exchange Commission or any successor governmental agency.

      "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

      "Selling Holder" means a holder of Registrable Securities who is selling Registrable Securities pursuant to a registration statement under the Securities Act.

      "Subsidiary" means (i) any corporation or other entity a majority of the Capital Shares of which having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions is at the time owned, directly or indirectly, with power to vote, by the Company or any direct or indirect Subsidiary of the Company or (ii) a partnership in which the Company or any direct or indirect Subsidiary is a general partner.

      "Underwriter" means a securities dealer which purchases any Common Shares as principal and not as part of such dealer's market-making activities.

      1.2   REPRESENTATIONS AND WARRANTIES.

      (a) Each Management Holder (as to itself only) hereby represents and warrants to the Company and the other Parties that:

                  (i) it has full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery and performance by it of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action;

                  (ii) this Agreement has been duly and validly executed and delivered by such Party and constitutes the binding obligation of such Party enforceable against such Party in accordance with its terms; and

                  (iii) the execution, delivery and performance by such Party of this Agreement and the consummation by such Party of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (A) violate any provision of law, statute, rule or regulation to which it is subject, (B) violate any order, judgment, or decree applicable to it or (C) conflict with, or result in a breach or default under, any term or condition of any agreement or other instrument to which such Party is a party or by which such Party is bound.

      (b)   The Company hereby represents and warrants to each Party that:

                  (i) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, it has full corporate power and authority under its certificate of incorporation to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery and performance by it of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action;

                  (ii) this Agreement has been duly and validly executed and delivered by the Company and constitutes the binding obligation thereof enforceable against the Company in accordance with its terms; and

                  (iii) the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (A) violate any provision of law, statute, rule or regulation to which the Company is subject, (B) violate any order, judgment or decree applicable to the Company or (C) conflict with, or result in a breach or default under, any term or condition of its certificate of incorporation or by-laws or any agreement or other instrument to which the Company is a party or by which it is bound.

      (c) Each DLJ Party (as to itself only) hereby represents and warrants to the Company and the other Parties that:

                  (i) it is duly organized, validly existing and in good
            standing under the laws of its jurisdiction of incorporation or organization, as the case may be, it has full power and authority under its certificate of incorporation or other such organizational document(s) to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery and performance by it of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action;

                  (ii) this Agreement has been duly and validly executed and delivered by such DLJ Party and constitutes the binding obligation thereof enforceable against such DLJ Party in accordance with its terms; and

                  (iii) the execution, delivery and performance by such DLJ
            Party of this Agreement and the consummation by such DLJ Party of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (A) violate any provision of law, statute, rule or regulation to which such DLJ Party is subject, (B) violate any order, judgment or decree applicable to such DLJ Party or (C) conflict with, or result in a breach or default under, any term or condition of its certificate of incorporation or by-laws (or such other comparable organizational and governing document(s), as the case may be) or any agreement or other instrument to which such DLJ Party is a party or by which it is bound.

                                   ARTICLE II

                           MANAGEMENT OF THE COMPANY;
                            ACTIVITIES OF THE PARTIES

      2.1 BOARD OF DIRECTORS. The Parties and the Company shall take all action within their respective power, including, but not limited to, the voting of Capital Shares of the Company (to the extent that any such Person holds Capital Shares of the Company entitled to vote thereon), required to cause the Board of Directors to at all times consist of seven (7) directors (or such greater number as the DLJ Parties shall select), one of whom shall be the Chief Executive Officer of the Company.

      2.2 ELECTION OF DIRECTOR DESIGNATED BY INDIVIDUAL HOLDERS. So long as the Individual Holders collectively own beneficially in the aggregate at least three percent (3%) of the Fully-Diluted Common Shares, each Management Holder, each Permitted Management Holder Transferee (if any), DLJ and each Permitted Transferee (if any) shall take all action within its power, including, but not limited to, the voting of Capital Shares of the Company (to the extent that any such Person holds Capital Shares of the Company entitled to vote thereon), required to cause the Board of Directors to include either (a) Lawrence A. Maciariello or (b) with the consent of DLJ Partners II (which consent shall not be unreasonably withheld), one director designated by the Individual Holders and Permitted Individual Holder Transferees (if any) then owning beneficially a majority of the aggregate Fully-Diluted Common Shares then held by all Individual Holders and Permitted Individual Holder Transferees (if any).

      2.3 ELECTION OF DIRECTORS DESIGNATED BY DLJ PARTNERS II. Each Management Holder and each Permitted Management Holder Transferee (if any) shall take all action within its power, including, but not limited to, the voting of Capital Shares of the Company (to the extent that any such Person holds Capital Shares of the Company entitled to vote thereon), required to cause the Board of Directors to include a number of directors designated by DLJ Partners II, or its successor in interest, equal to up to (i) one less than the maximum number of directors then comprising the Board of Directors so long as Section 2.2 hereof remains in effect or (ii) the maximum number of directors then comprising the Board of Directors if DLJ and its Permitted Transferees are not required to vote their Capital Shares in favor of a director designated by the Individual Holders pursuant to Section 2.2 hereof.

      2.4 REPLACEMENT OF DESIGNATED DIRECTORS. In the event that any director (a "Withdrawing Director") designated in the manner set forth in Section 2.2 or 2.3 is unable to serve, or once having commenced to serve, is removed or withdraws from the Board of Directors, such Withdrawing Director's replacement (the "Substitute Director") on the Board of Directors (and, if applicable, any executive or similar committee thereof) shall be designated in accordance with
Section 2.2 or 2.3, as applicable. The Company and each of the Parties agrees to take all action within its power, including, but not limited to, (i) the voting of Capital Shares of the Company (to the extent that any such Person holds Capital Shares of the Company entitled to vote thereon) to cause the election of such Substitute Director as soon as practicable following his or her designation and (ii) the instructing of any director it had previously designated to serve as a member of the Board of Directors, as the first order of business at the first meeting thereof after such Substitute Director has been so designated, to vote to seat such designated Substitute Director as a director in place of the Withdrawing Director.

                                   ARTICLE III

                             TRANSFER OF SECURITIES

      3.1 TRANSFER OF SHARES. No Party, Permitted Transferee or Permitted Management Holder Transferee (other than a DLJ Party) may transfer any Capital Shares prior to the earlier to occur of (a) the date that is one (1) year after the date of the consummation of a Qualified IPO and (b) the fifth anniversary of the date of this Agreement (the "Fifth Anniversary"), except as contemplated by Sections 3.2, 3.3, 3.7, 3.8 or 3.9 hereof or pursuant to an offering of equity securities registered under the Securities Act by the Company (except that the Company shall be under no obligation to register any Capital Shares then held by the

Management Holders in connection with any such registered offering), except to the extent required under Article IV; PROVIDED, HOWEVER, that in the event the Fifth Anniversary occurs before a Qualified IPO, no Party that is not a DLJ Party may transfer any Common Shares or Common Share Equivalents to any Adverse Person prior to a Qualified IPO.

      3.2   RIGHT OF PARTICIPATION.

     (a) If one or more DLJ Parties and/or Permitted Transferees (if any) propose to sell Common Shares or Common Share Equivalents for value (such DLJ Parties and any such Permitted Transferees being referred to herein as a "Transferor") in one transaction or a series of related transactions, but excluding (a) a sale which is pursuant to a Qualified IPO, (b) a sale or sales which are effected by one or more DLJ Parties and/or any Permitted Transferee(s), in a single transaction or series of related transactions, and which do not involve more than 25% of the Fully-Diluted Common Shares and (c) any sale in which all of the Parties agree to participate, then such Transferor shall offer (the "Participation Offer") to include in the proposed sale a number of Common Shares or Common Shares represented by Common Share Equivalents designated by any of the Parties, not to exceed, in respect of any such Party, the number of Common Shares equal to the product of (i) the aggregate number of Common Shares or Common Shares represented by Common Share Equivalents to be sold to the proposed transferee and (ii) a fraction, the numerator of which is equal to the number of Fully-Diluted Common Shares held by such Party and the denominator of which is equal to the number of Fully-Diluted Common Shares. The Transferor shall give written notice to each Party of the Participation Offer (the "Transferor's Notice") at least 20 days prior to the proposed sale. The Transferor's Notice shall specify the proposed transferee, the number of Common Shares or Common Shares represented by Common Share Equivalents and, if applicable, the class or classes of Common Shares to be sold to such transferee, the amount and type of consideration to be received therefor, and the place and date on which the sale is to be consummated. Each Party who wishes to include Common Shares or Common Share Equivalents in the proposed sale in accordance with the terms of this Section 3.2 shall so notify the Transferor not more than 20 days after the date of the Transferor's Notice. The Participation Offer shall be conditioned upon the Transferor's sale of Common Shares or Common Share Equivalents pursuant to the transactions contemplated in the Transferor's Notice with the transferee named therein. If any Party accepts the Participation Offer, the Transferor shall reduce to the extent necessary the number of Common Shares or Common Share Equivalents it otherwise would have sold in the proposed sale so as to permit other Parties who have accepted the Participation Offer to sell the number of Common Shares or Common Share Equivalents that they are entitled to sell under this Section 3.2, and the Transferor and such other Party or Parties shall sell the number of Common Shares or Common Share Equivalents specified in the Participation Offer to the proposed transferee in accordance with the terms of such sale set forth in the Transferor's Notice. Notwithstanding anything in the foregoing to the contrary, no Common Share Equivalents shall receive the benefits of this Section 3.2 prior to the time such Common Share Equivalents are exercisable for or convertible or exchangeable into Common Shares and, in order to obtain the benefits of this Section 3.2, any such Common Share Equivalents in the form of options, warrants or other securities convertible or exchangeable into or exercisable for Common Shares must be exercised or cancelled prior to or simultaneously with the consummation of the sale pursuant to this Section 3.2.

      (b) The provisions of this Section 3.2 shall terminate upon the consummation of a Qualified IPO.

      3.3   DRAG-ALONG RIGHTS.

      (a) Notwithstanding any other provision in this Article III, if one or more DLJ Parties (such DLJ Parties being referred to herein as the "Seller") propose to sell fifty percent (50%) or more of the Common Shares and Common Share Equivalents held by DLJ at the time of such sale ("Sale Shares") to a third party or parties which is not an Affiliate of DLJ (a "Third Party") pursuant to a Bona Fide Offer (as defined below), then Seller shall have the right, subject to the provisions of this Section 3.3, to require all other Parties that are not DLJ Parties (collectively, the "Co-Sellers") to include in such sale (a "Required Sale") all of the Common Shares and Common Share Equivalents held by the Co-Sellers (the "Co-Sellers' Shares") by delivering notice (the "Required Sale Notice") to such other Parties.

      (b) The Required Sale Notice shall set forth: (i) the date of such notice (the "Notice Date"), (ii) the name and address of the Third Party, (iii) the proposed amount and type of consideration to be paid per Common Shares for the Sale Shares (the "Sale Price"), and the terms and conditions of payment offered by the Third Party in reasonable detail, together with written proposals or agreements, if any, with respect thereto, (iv) the aggregate number of Sale Shares, (v) confirmation that Seller is selling fifty percent (50%) or more of the aggregate number of Fully-Diluted Common Shares then held by DLJ to a Third Party, and (vi) the proposed date of the Required Sale (the "Required Sale Date"), which shall be not less than 30 nor more than 180 days after the Notice Date.

      (c) The Co-Sellers shall cooperate in good faith with Seller in connection with consummating the Required Sale (including, without limitation, the giving of consents and the voting of any Common Shares of the Company held by the Co-Sellers to approve such Required Sale). On the Required Sale Date, the Co-Sellers shall deliver, free and clear of all liens, claims or encumbrances, a certificate or certificates and/or other instrument or instruments for all of its Common Shares and Common Share Equivalents, duly endorsed and in proper form for transfer, with the signature guaranteed, to such Third Party in the manner and at the address indicated in the Required Sale Notice and Seller shall cause each Co-Seller's share of the purchase price to be paid to such Co-Seller.

      (d) "Bona Fide Offer" shall mean an offer (whether in the form of a purchase of Common Shares, merger, recapitalization, or otherwise) for Common Shares.

      (e) In the event of any Required Sale, all Co-Sellers which hold Common Share Equivalents in the form of options, warrants or other securities convertible into or exercisable for Common Shares must exercise or cancel all such options, warrants or conversion or other rights prior to or simultaneously with the consummation of the Required Sale.

      (f) The provisions of this Section 3.3 shall terminate upon the consummation of a Qualified IPO.

      3.4 PROHIBITED TRANSFERS. Any purported transfer of Common Shares and/or Common Share Equivalents by a Party which is not permitted by the provisions of
Section 3.1, 3.2 or 3.3, or which is in violation of such provisions, shall be void and of no force and effect whatsoever.

      3.5 CERTAIN EVENTS NOT DEEMED TRANSFERS. Except as contemplated by Section 3.3, in no event shall any of the following constitute a transfer of Common Shares for purposes of Section 3.1, 3.2 or 3.3 or be subject to the terms hereof: (a) an exchange, reclassification or other conversion of Common Shares into any cash, securities or other property pursuant to a merger, consolidation or recapitalization of the Company or any Subsidiary with, or a sale or transfer by the Company or any Subsidiary of all or substantially all its assets to, any Person or (b) a conversion of outstanding Common Share Equivalents into Common Shares in accordance with the terms thereof.

      3.6 TRANSFERS SUBJECT TO COMPLIANCE WITH SECURITIES ACT. No Common Shares may be transferred by a Party (other than pursuant to an effective registration statement under the Securities Act) unless such Party first delivers to the Company an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that such transfer is not required to be registered under the Securities Act.

      3.7   PERMITTED TRANSFEREES.

      (a) Notwithstanding anything in this Agreement to the contrary, any DLJ Party or any Permitted Transferee may, without the consent of the Company or any of the Parties and without compliance with Section 3.1, 3.2 or 3.3, at any time transfer any or all of its Common Shares and Common Share Equivalents to one or more Permitted Transferees, so long as the transfer to such Person is not in violation of applicable federal or state securities laws, and such Person(s), by accepting such Common Shares and/or Common Share Equivalents, shall be deemed to have agreed to be bound by the terms of this Agreement on the same terms as DLJ generally. In the event that any DLJ Party or any Permitted Transferee transfers any Common Shares and/or Common Share Equivalents to any transferee other than a Permitted Transferee or any Person which is a Party to this Agreement, such Common Shares and/or Common Share Equivalents, as the case may be, shall thereafter be free from the restrictions set forth in this Agreement and no longer subject thereto and such transferee shall have no rights hereunder, and the definition of Party hereunder shall not include such transferee.

      (b) Notwithstanding anything in this Agreement to the contrary, upon the death of any Party who is a natural person, the transfer of any or all of its Common Shares and/or Common Share Equivalents to one or more of such Party's legatees, heirs or trustees of a testamentary trust, or to an executor or administrator of the estate of such deceased Party incident to guardianship or probate proceedings involving such estate shall not require the consent of the Company or any of the Parties and shall not be subject to compliance with Section 3.1, 3.2, 3.3 or 3.4 so long as
(i) such heir shall have agreed in writing to be bound by the terms of this Agreement and (ii) the transfer to such heir is not in violation of applicable federal or state securities laws.

      3.8 MANAGEMENT HOLDERS TRANSFERS. Notwithstanding anything in this Agreement to the contrary, any Management Holder or Permitted Management Holder Transferee may, without the consent of the Company or any of the Parties and without compliance with Section 3.1, 3.2 or 3.3, at any time transfer any or all of its Common Shares and Common Share Equivalents to one or more Permitted Management Holder Transferees or Management Holders, so long as the transfer to such Person is not in violation of applicable federal or state securities laws, and such Person(s), by accepting such Common Shares and/or Common Share Equivalents, shall be deemed to have agreed to be bound by the terms of this Agreement (on the same terms as the Management Holder). In the event that any Management Holder or any Permitted Management Holder Transferee transfers any Common Shares and/or Common Share Equivalents to any transferee other than a Permitted Management Holder Transferee or any Person which is a Party to this Agreement in accordance with the terms of this Agreement, such Common Shares and/or Common Share Equivalents, as the case may be, shall thereafter be free from the restrictions set forth in this Agreement and no longer subject thereto and such transferee shall have no rights hereunder, and the definition of Party hereunder shall not include such transferee.

      3.9   MANAGEMENT SHARES.

      (a) In the event that any Management Holder voluntarily resigns from the Company without Good Reason on or before June 30, 1999, the Company shall have the option, exercisable for a period of twelve (12) months, to acquire any or all Common Shares and any or all Common Share Equivalents beneficially owned by such Management Holder and such Management Holder's Permitted Management Holder Transferees. If the Company elects to exercise such option, it shall pay such resigning Management Holder a price for such Common Shares and/or Common Share Equivalents equal to the lesser of (i) the price originally paid by such Person to acquire such Common Shares and/or Common Share Equivalents and (ii) the Fair Market Value thereof.

      (b) In the event that at any time the Company dismisses or terminates the employment of any Management Holder for Cause, the Company shall have the option, exercisable for a period of twelve (12) months, to acquire any or all Common Shares and any or all Common Share Equivalents beneficially owned by such Management Holder and such Management Holder's Permitted Management Holder Transferees at a price per share for such Common Shares or Common Share Equivalents equal to the lesser of (i) the price originally paid by such Person to acquire such Common Shares and/or Common Share Equivalents and (ii) the Fair Market Value thereof.

      (c) In the event that, prior to the consummation of a Qualified IPO, the Company dismisses or terminates the employment of any Management Holder without Cause, the Company shall have the option, exercisable for a period of twelve
(12) months, to acquire any or all Common Shares and any or all Common Share Equivalents beneficially owned by such Management Holder and such Management Holder's Permitted Management Holder Transferees at a price per share for such Common Shares or Common Share Equivalents equal to the Fair Market Value thereof.

      (d) In the event that any Management Holder voluntarily resigns from the Company without Good Reason after June 30, 1999 and prior to the consummation of a Qualified IPO, the Company shall have the option, exercisable for a period of twelve (12) months, to acquire any or all Common Shares and any or all Common Share Equivalents beneficially owned by such Management Holder and such Management Holder's Permitted Management Holder Transferees. If the Company elects to exercise such option, it shall pay such resigning Management Holder a price for such Common Shares and/or Common Share Equivalents equal to the Fair Market Value thereof.

      (e) In the event that any Management Holder voluntarily resigns from the Company with Good Reason prior to the consummation of a Qualified IPO, the Company shall have the option, exercisable for a period of twelve (12) months, to acquire any or all Common Shares and any or all

Common Share Equivalents beneficially owned by such Management Holder and such Management Holder's Permitted Management Holder Transferees. If the Company elects to exercise such option, it shall pay such resigning Management Holder a price for such Common Shares and/or Common Share Equivalents equal to the Fair Market Value thereof.

      (f) (i) In the event that any Management Holder's employment by the Company is terminated due to the death or permanent disability of such Management Holder prior to the consummation of a Qualified IPO, the Company shall have the option, exercisable for a period of twelve (12) months, to acquire any or all Common Shares and any or all Common Share Equivalents beneficially owned by such Management Holder and such Management Holder's Permitted Management Holder Transferees. If the Company elects to exercise such option, it shall pay such resigning Management Holder a price for such Common Shares and/or Common Share Equivalents equal to the Fair Market Value thereof.

          (ii) In the event that any Management Holder's employment by the Company is terminated due to the permanent disability of such Management Holder prior to the consummation of a Qualified IPO, such Management Holder shall have the option, exercisable for a period of twelve (12) months, to require the Company to repurchase from such Management Holder and, if applicable, any of such Management Holder's Permitted Management Holder Transferees all Common Shares and all Common Share Equivalents beneficially owned by such Management Holder and such Management Holder's Permitted Management Holder Transferees. If such Management Holder elects to exercise such option, the Company shall pay such resigning Management Holder a price for such Common Shares and/or Common Share Equivalents equal to the Fair Market Value thereof on the date (the "Disability Put Exercise Date") of the exercise of such option (the "Disability Put Price") over a period of three (3) years, without interest, as follows: the Company shall pay one-third of the disability Put Price on the first anniversary of the Disability Put Exercise Date, the Company shall pay one-third of the disability Put Price on the second anniversary of the Disability Put Exercise Date and the Company shall pay the final one-third of the disability Put Price on the third anniversary of the Disability Put Exercise Date.

      (g) Notwithstanding anything to the contrary in this Section 3.9, in the event that any Management Holder voluntarily resigns from the Company prior to June 30, 2002 and, within the 24-month period thereafter, accepts employment in any capacity with any Adverse Person, then the Company shall have the option to acquire any or all Common Shares and any or all Common Share Equivalents beneficially owned by such Management Holder and such Management Holder's Permitted Management Holder Transferees at a price per share for such Common Shares or Common Share Equivalents equal to the lesser of the price originally paid by such Person to acquire such Common Shares and/or Common Share Equivalents and the Fair Market Value thereof, and if such Common Shares and Common Share Equivalents have previously been purchased by the Company pursuant to any other provision of this
Section 3.9, then such Management Holder and such Management Holder's Permitted Management Holder Transferees shall immediately return to the Company any excess amounts received by such Management Holder or such Management Holder's Permitted Management Holder Transferees, respectively, pursuant to such provisions as compared to the amount receivable under this Section 3.9(g).

      (h) In the event that the Company elects to exercise any option granted pursuant to this Section 3.9 to acquire any Common Shares and/or any Common Share Equivalents beneficially owned by one or more Management Holders and/or Permitted Management Holder Transferees, the Company shall pay the purchase price for such Common Shares and/or Common Share Equivalents (less the principal amount of all promissory notes due to the Company from the respective Management Holder, all of which promissory notes shall be canceled insofar as the amount of such Management Holder's promissory note(s) is less than or equal to such purchase price) in cash, up to an aggregate maximum purchase price for all such purchases of $2,000,000; PROVIDED, HOWEVER, that if, with respect to any Management Holder, the amount of such Management Holder's promissory note(s) is greater than the purchase price for such Common Shares and/or Common Share Equivalents, as the case may be, the amount of such promissory note(s) that is in excess of such purchase price shall continue to be payable pursuant to the terms of such promissory note(s), which shall otherwise remain in full force and effect. If the aggregate amount paid to the Management Holders and Permitted Management Holder Transferees pursuant to this Section 3.9 (without taking into account the amounts of any such notes) equals $2,000,000, then the Company shall make any additional payments required under this Section 3.9 by delivery of promissory notes, each of which shall be subordinated to all debt of the Company, bearing interest at 7% per annum (which interest may be payable by delivery of notes of like tenor in principal amount equal to the interest then due) with a maturity one year beyond the maturity of Company's subordinated debt at the close of business on the date of this Agreement.

      (i) Notwithstanding anything to the contrary in this Section 3.9, in the event that (x) any Management Holder voluntarily retires from the Company and
(y) the Board of Directors approves such retirement, then the provisions of
Section 3.9(a), (d) and (e) shall not apply to such Management Holder.

                                   ARTICLE IV

                             PIGGY-BACK REGISTRATION

      4.1 NOTICE; PIGGYBACK REGISTRATION. Subject to the provisions of this Agreement, if the Company proposes to file a registration statement under the Securities Act with respect to an offering of any equity securities by the Company for its own account or for the account of any of its equity holders (other than a registration statement on Form S-4 or Form S-8, or any substitute form that may be adopted by the SEC, or any registration statement filed in connection with an exchange offer or offering of securities solely to the Company's existing security holders), then the Company shall give written notice of such proposed filing to the Parties (including any Permitted Management Holder Transferees) as soon as practicable (but in no event less than 30 days before the anticipated effective date of such registration statement), and such notice shall offer such Persons the opportunity to register such number of Registrable Securities as each such Person may request (a "Piggyback Registration"). Subject to Sections 4.2, 4.3, 4.4, 4.5 and 4.6 hereof, the Company shall include in each such Piggyback Registration all Registrable Securities requested to be included in the registration for such offering. Each such holder of Registrable Securities shall be permitted to withdraw all or part of such holder's Registrable Securities from a Piggyback Registration at any time prior to the effective date thereof.

      4.2 SELECTION OF UNDERWRITERS. DLJ Partners II shall have the right, but not the obligation, to designate, in its sole and absolute discretion, the book-running managing

Underwriter (the "Managing Underwriter") with respect to the Piggyback Registration for a period of thirty (30) days after the receipt by DLJ Partners II of Notice of a Piggyback Registration, or with respect to any other underwritten public offering of Registrable Securities or other securities of the Company for a period of thirty (30) days after the receipt by DLJ Partners II of notice of such offering and shall, in consultation with the Company, select such additional Underwriters to be used in connection with the offering, if any, unless, at the time the Company takes the necessary corporate action to approve the filing of the registration statement, DLJ and Permitted Transferees collectively do not beneficially own at least five percent (5%) of the Fully-Diluted Common Shares. In the event that DLJ Partners II exercises such right by notifying the Company thereof, DLJ Partners II shall select, upon consultation with the Company, one or more co-managers for each such offering if DLJ Partners II, in its sole discretion, shall determine that any be necessary, and the underwriting fees related to any such offering shall be allocated among any such co-managers in such proportions as DLJ Partners II shall determine. The Managing Underwriter's compensation for such services will be at market rates subject to the type and size of the offering. In the event of any such offering, the Managing Underwriter and the Company will enter into an agreement appropriate to the circumstances, containing provisions for, among other things, compensation, indemnification, contribution, and representations and warranties, which are usual and customary for similar agreements entered into by the Managing Underwriter or other investment bankers of national standing acting in similar transactions. The Managing Underwriter shall have no obligation to act as underwriter or dealer-manager to the Company or to purchase any securities of the Company, except to the extent that such obligations arise out of an underwriting agreement or dealer-manager agreement, as the case may be, with respect to a particular offering executed and delivered by both the Managing Underwriter and the Company. In the event that DLJ and Permitted Transferees collectively do not beneficially own at least five percent (5%) of the Fully-Diluted Common Shares at the time the Company takes the necessary corporate action to approve the filing of the registration statement, or DLJ Partners II does not exercise such right within such thirty (30) day period by notifying the Company thereof, the Company shall select the book-running managing Underwriter and such additional Underwriters to be used in connection with the offering.

      4.3 UNDERWRITERS' CUT-BACKS. The Company shall use all commercially reasonable efforts to cause the Managing Underwriter or any other managing Underwriter of a proposed underwritten offering, as the case may be, to permit the Registrable Securities requested to be included in the registration statement for such offering under Section 4.1 or pursuant to other piggyback registration rights, if any, granted by the Company ("Piggyback Securities") to be included on the same terms and conditions as any similar securities included therein. Notwithstanding the foregoing, the Company shall not be required to include any Party's Piggyback Securities in such offering unless such Party accepts the terms of the underwriting agreement between the Company and the Managing Underwriter (or other managing Underwriter) or Underwriters, and otherwise complies with the provisions of Section 4.4 below. If the managing Underwriter or Underwriters of a proposed underwritten offering advise the Company in writing that in their opinion the total amount of securities, including Piggyback Securities, to be included in such offering is sufficiently large to potentially impede or interfere with the offering, then in such event the securities to be included in such offering shall be allocated first to the Company and then, to the extent that any additional securities can, in the opinion of such managing Underwriter or Underwriters, be sold without any such potential to impede or interfere with the offering, pro rata among the holders of Piggyback Securities on the basis of the number of Registrable Securities requested to be included in such registration by each such holder.

      4.4 PARTICIPATION. No Party may participate in any underwritten registration under this Article IV unless such Party (a) agrees to sell such Party's Registrable Securities on the basis provided in any underwriting arrangements approved by the Person entitled hereunder to approve such arrangements, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement and (c) if requested by another Person participating in such underwritten registration, provides that all securities convertible or exchangeable into Common Shares that are included in such underwritten registration shall be so converted or exchanged on or prior to the consummation thereof.

      4.5 TERMINATION BY THE COMPANY. Notwithstanding anything herein to the contrary, at any time prior to the effectiveness of any registration statement filed pursuant hereto, the Company shall have the right, in its sole and absolute discretion, not to proceed with the registration of any securities pursuant to such registration statement and, in the event that the Company exercises such right, no holder of Registrable Securities shall have any right to require the Company to register any such Registrable Securities except in accordance with the express provisions of this Agreement.

      4.6 LOCK-UP LETTERS. Each holder of Registrable Securities (whether or not such Registrable Securities are included in a registration statement pursuant hereto) agrees to execute a written agreement not to effect any public sale or distribution of the issue being registered or of any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, during the 14 days prior to, and during the 180-day period beginning on the effective date of a registration statement filed pursuant hereto except as part of such registration if and to the extent requested by the Company in the case of a non-underwritten public offering or if and to the extent requested by the Managing Underwriter or managing Underwriter or Underwriters, as the case may be, in the case of an underwritten public offering.

                                    ARTICLE V

                             REGISTRATION PROCEDURES

      5.1   PROCEDURES.

      (a) The Company may require each Selling Holder to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as it may from time to time reasonably request and such other information as may be legally required in connection with any registration. Notwithstanding anything herein to the contrary, the Company shall have the right to exclude from any offering the Registrable Securities of any Selling Holder who does not comply with the provisions of the immediately preceding sentence.

      (b) Each Selling Holder agrees that (i) upon receipt of any notice from the Company of the happening of any event which makes any statement made in a registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such registration statement, prospectus or documents so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5.1(b)(i) hereof, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies, then in such Selling Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective by the number of days during the period from and including the date of the giving of notice pursuant to Section 5.1(b)(i) hereof to the date when the Company shall make available to the Selling Holders of Registrable Securities covered by such registration statement a prospectus supplemented or amended to conform with the requirements of Section 5.1(b)(i) hereof.

      5.2 REGISTRATION EXPENSES. In connection with any registration statement required to be filed hereunder, the Company shall pay the following registration expenses (the "Registration Expenses"): (a) all registration and filing fees (including, without limitation, with respect to filings to be made with the National Association of Securities Dealers, Inc.), (b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (c) printing expenses, (d) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (e) the fees and expenses incurred in connection with the listing on an exchange of the Registrable Securities if the Company shall choose to list such Registrable Securities, (f) fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company, (g) the fees and expenses of any special experts retained by the Company in connection with such registration, and (h) fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Rule 2720(c) of the National Association of Securities Dealers, Inc. The Company shall not have any obligation to pay any underwriting fees, discounts, or commissions attributable to the sale of Registrable Securities or, except as provided by clause (b) or
(h) above, any out-of-pocket expenses of the Selling Holders (or the agents who manage their accounts) or the fees and disbursements of counsel for any Underwriter.

      5.3 SUSPENSION PERIODS. For purposes hereof, "Suspension Period" shall mean a period of time commencing on the date on which the Company provides notice that, in connection with a Qualified IPO or any other public offering, the Company has elected to require the suspension of the sale by the Parties of Registrable Securities, and shall end on the date when the Parties are advised in writing by the Company that such Suspension Period has terminated. Each Party agrees that it will not sell any Registrable Securities during any Suspension Period. The Company agrees to cause each Suspension Period to end as soon as reasonably practicable.

                                   ARTICLE VI

                                   TERMINATION

      6.1 TERMINATION. This Agreement shall terminate upon the earlier of (i) the dissolution, liquidation or winding-up of the Company or (ii) the date on which DLJ and all Permitted Transferees collectively are no longer the beneficial owner of at least five percent (5%) of the Fully-Diluted Common Shares. A Person who ceases to hold any Common Shares or Common Share Equivalents and who ceases to beneficially own any Common Shares or Common Share Equivalents shall cease to be a Party and shall have no further rights or obligations under this Agreement.

                                   ARTICLE VII

                                  MISCELLANEOUS

      7.1 AMENDMENT. Any provision of this Agreement may be altered, supplemented, amended, or waived only by the written consent of each of (i) the Company and (ii) all of the Parties, except that any Party may unilaterally waive any of its rights hereunder so long as such waiver is in writing.

      7.2 SPECIFIC PERFORMANCE. The Parties and the Company recognize that the obligations imposed on them in this Agreement are special, unique, and of extraordinary character, and that in the event of breach by any party, damages will be an insufficient remedy; consequently, it is agreed that the Parties and the Company may have specific performance and injunctive relief (in addition to damages) as a remedy for the enforcement hereof, without proving damages.

      7.3 ASSIGNMENT. Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties and the Company. No such assignment shall relieve the assignor from any liability hereunder. Any purported assignment made in violation of this Section 7.3 shall be void and of no force and effect.

      7.4 SHARES SUBJECT TO THIS AGREEMENT. All Common Shares and Common Share Equivalents now owned or hereafter acquired by any of the Parties shall be subject to, and entitled to the benefits of, the terms of this Agreement.

      7.5   LEGENDS.

      (a) Each certificate for Common Shares and Common Share Equivalents held by any Person a party hereto shall include a legend in substantially the following form:

            THIS SECURITY IS SUBJECT TO CERTAIN VOTING AGREEMENTS, RESTRICTIONS ON TRANSFER, AND OTHER TERMS AND CONDITIONS SET FORTH IN THE MANAGEMENT STOCKHOLDERS AGREEMENT, DATED AS OF JULY 10, 1997, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH MAY BE

            OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

      (b) A restriction on transfer of Common Shares set forth in such legend (a "Restriction") shall cease and terminate as to any particular Common Shares when, in the opinion of the Company and counsel reasonably satisfactory to the Company (which opinion shall be delivered to the Company in writing), such Restriction is no longer required. Whenever such Restriction shall cease and terminate as to any Common Shares, the holder thereof shall be entitled to receive from the Company, without expense to such holder, new certificate(s) not bearing a legend stating such Restriction.

      7.6 NOTICES. Any and all notices, designations, consents, offers, acceptances or other communications provided for herein (each a "Notice") shall be given in writing by overnight courier, telegram or telecopy which shall be addressed, or sent, to the respective addresses as follows (or such other address as the Company or any Party may specify to the Company and all other Parties by Notice):

THE COMPANY:

WGL Holdings, Inc.
10,000 Wehrle Drive
Clarence, New York 14031
Attention: President
Telecopy No.: (716) 759-5527

DLJ PARTIES:

DLJ PARTNERS II

DLJ Merchant Banking Partners II, L.P.
277 Park Avenue
New York, New York 10172
Attention: Nicole Arnaboldi/Ivy Dodes
Telecopy No.:     (212) 892-7272

DLJ FUNDING II

DLJMB Funding II, Inc.
277 Park Avenue
New York, New York 10172
Attention: Nicole Arnaboldi/Ivy Dodes
Telecopy No.:     (212) 892-7272

DLJ PARTNERS II-A

DLJ Merchant Banking Partners II-A, L.P.
277 Park Avenue
New York, New York 10172
Attention: Nicole Arnaboldi/Ivy Dodes
Telecopy No.:     (212) 892-7272

DIVERSIFIED PARTNERS

DLJ Diversified Partners, L.P.
277 Park Avenue
New York, New York 10172
Attention: Ivy Dodes/Nicole Arnaboldi
Telecopy No.:     (212) 892-7272

DIVERSIFIED PARTNERS-A

DLJ Diversified Partners-A, L.P.
277 Park Avenue
New York, New York 10172
Attention: Ivy Dodes/Nicole Arnaboldi
Telecopy No.:     (212) 892-7272

MILLENNIUM PARTNERS

DLJ Millennium Partners, L.P.
c/o DLJ Merchant Banking II, Inc.
277 Park Avenue
New York, New York 10172
Attention: Ivy Dodes/Nicole Arnaboldi
Telecopy No.: (212) 892-7272

FIRST ESC

DLJ First ESC L.L.C.
c/o DLJ LBO Plans Management Corporation
277 Park Avenue
New York, New York 10172
Attention: Ivy Dodes/Nicole Arnaboldi
Telecopy No.:     (212) 892-7272

OFFSHORE PARTNERS II

DLJ Offshore Partners II, C.V.
c/o DLJ Offshore Management N.V.
John B. Gorsiraweg 14
Willemstad, Curacao
Netherlands, Antilles
Telecopy No.: 011-59-99-614-129

EAB PARTNERS

DLJ EAB Partners, L.P.
c/o DLJ LBO Plans Management Corporation
277 Park Avenue
New York, NY 10172
Attention: Ivy Dodes/Nicole Arnaboldi
Telecopy No.: (212) 892-7272

UK PARTNERS

UK Investment Plan 1997 Partners
2121 Avenue of the Stars
Fox Plaza, Suite 3000
Los Angeles, CA 90067
Attention: Osamu Watanabe
Telecopy No.: (310) 282-6178

in each case with a copy to:

Steven D. Rubin, Esq.
Weil, Gotshal & Manges LLP
700 Louisiana, Suite 1600
Houston, Texas 77002
Telecopy No.:     (713) 224-9511

EACH OTHER PARTY:

To such address or telecopy number of such Party as is set forth on SCHEDULE I hereto or as such Party provides by Notice to the Company and all other Parties or, if such address is not so provided, to such Party's address as is reflected on the stock transfer records of the Company at such time.

All Notices shall be deemed effective and received (a) if given by telecopy, when such telecopy is transmitted to the telecopy number specified above and receipt thereof is confirmed; (b) if given by overnight courier, on the business day immediately following the day on which such Notice is delivered to a reputable overnight courier service; or (c) if given by telegram, when such Notice is delivered at the address specified above. No Party shall be entitled to receive a Notice hereunder (or a copy of a Notice delivered to the Company) if, at the time such Notice is to be sent, such Party (including its Affiliates and the employees of such Party and its Affiliates) no longer owns any Common Shares.

      7.7 CONFIDENTIALITY. The Parties shall, and shall cause their respective officers, directors, employees and agents and the respective subsidiaries and Affiliates of the Parties and their respective officers, directors, employees and agents to, hold confidential and not use in any manner detrimental to the Company or any of its Subsidiaries all information they may have or obtain concerning the Company or any of its Subsidiaries and their respective assets, business, operations or prospects ("Confidential Information"); PROVIDED, HOWEVER, that the foregoing shall not apply to (a) information that is or becomes generally available to the public other than as a result of a disclosure by a Party or any of its employees, agents, accountants, legal counsel or other representatives, (b) information that is or becomes available to a Party or any of its employees, agents, accountants, legal counsel or other representatives on a nonconfidential basis prior to its disclosure by the Company or its employees, agents, accountants, legal counsel or other representatives, and (c) information that is required to be disclosed by a Party or any of its employees, agents, accountants, legal counsel or other representatives as a result of any applicable law, rule or regulation of any governmental authority or stock exchange. If any Party desires to sell Common Shares and in connection with such potential sale desires to disclose information regarding the Company to the potential purchaser in such sale which it is not permitted to disclose pursuant to the preceding sentence, such Party shall notify the Company of such Party's desire to disclose such information and shall identify the potential purchaser in such notification. The Company may require any such potential purchaser of Common Shares to enter into a confidentiality agreement with respect to Confidential Information on customary terms used in confidentiality agreements in connection with corporate acquisitions.

      7.8 EXCLUSIVE FINANCIAL ADVISOR AND INVESTMENT BANKING ADVISOR. During the five-year period beginning on the date hereof, DLJSC, or any Affiliate of DLJSC that DLJ Partners II or DLJSC may choose, in their sole and absolute discretion, shall be engaged as the exclusive financial and investment banking advisor for the Company and its subsidiaries pursuant to the terms of an agreement substantially in the form of the agreement attached hereto as EXHIBIT A hereto.

      7.9 COUNTERPARTS. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed to be an original and all such counterparts together shall constitute one and the same agreement of the parties hereto.

      7.10 SECTION HEADINGS. Headings contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provisions hereof.

      7.11 CHOICE OF LAW. This Agreement, including, without limitation, the interpretation, construction, validity and enforceability thereof, shall be governed by the internal laws of the State of New York including Section 5-1401 of the General Obligations Law of the State of New York without regard to the principles of conflict of laws thereof.

      7.12 ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties hereto respecting the subject matter hereof and supersedes all prior agreements, discussions and understandings with respect thereto.

      7.13 CUMULATIVE RIGHTS. The rights of the Parties and the Company under this Agreement are cumulative and in addition to all similar and other rights of the parties under other agreements.

      7.14 SEVERABILITY. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

      7.15 SUBMISSION TO JURISDICTION. (a) Any legal action or proceeding with respect to this Agreement, the Common Shares or any document related thereto may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, the Company and each Party hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including, without limitation, any objection to the laying of venue or based on the grounds of FORUM NON CONVENIENS, which any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

      (b) The Company and each Party irrevocably consent to the service of process of any of the aforesaid courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Company or such Party, respectively, at its address provided herein or on
SCHEDULE I, as the case may be.

      (c) Nothing contained in this Section 7.15 shall affect the right of any party hereto to serve process in any other manner permitted by law.

      7.16 WAIVER OF JURY TRIAL. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement, any Common Shares or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

                   [SIGNATURES CONTAINED ON SUCCEEDING PAGES]

      IN WITNESS WHEREOF, the parties hereto have executed this Management Stockholders Agreement as of the date first above written.

                         WGL Holdings, Inc.


                        By: /s/ Edward F. Voboril
                           ---------------------------------------
                              Edward F. Voboril
                              President and Chief Executive
                                   Officer

                        DLJ MERCHANT BANKING PARTNERS II, L.P.

                              By:   DLJ MERCHANT BANKING II, INC.
                                    Managing General Partner

                              By: /s/ David M. Wittels
                                 ---------------------------------
                              Name:   David M. Wittels
                                   -------------------------------
                              Title:  Attorney-in-Fact
                                    ------------------------------


                        DLJMB FUNDING II, INC.


                         By: /s/ David M. Wittels
                            --------------------------------------
                         Name:   David M. Wittels
                              ------------------------------------
                         Title:  Attorney-in-Fact
                               -----------------------------------


                        DLJ MERCHANT BANKING PARTNERS II-A, L.P.

                              By:   DLJ MERCHANT BANKING II, INC.
                                    Managing General Partner

                              By: /s/ David M. Wittels
                                 ---------------------------------
                              Name:   David M. Wittels
                                   -------------------------------
                              Title:  Attorney-in-Fact
                                    ------------------------------

                        DLJ DIVERSIFIED PARTNERS, L.P.

                              By:   DLJ DIVERSIFIED PARTNERS, INC.


                              By: /s/ David M. Wittels
                                 ---------------------------------
                              Name:   David M. Wittels
                                   -------------------------------
                              Title:  Attorney-in-Fact
                                    ------------------------------


                        DLJ DIVERSIFIED PARTNERS-A, L.P.

                              By:   DLJ DIVERSIFIED PARTNERS, INC.


                              By: /s/ David M. Wittels
                                 ---------------------------------
                              Name:   David M. Wittels
                                   -------------------------------
                              Title:  Attorney-in-Fact
                                    ------------------------------


                        DLJ MILLENNIUM PARTNERS, L.P.

                              By:   DLJ MERCHANT BANKING II, INC.


                              By: /s/ David M. Wittels
                                 ---------------------------------
                              Name:   David M. Wittels
                                   -------------------------------
                              Title:  Attorney-in-Fact
                                    ------------------------------


                        DLJ FIRST ESC L.L.C.

                              By:   DLJ LBO PLANS MANAGEMENT
                                       CORPORATION
                                   As Manager


                              By: /s/ David M. Wittels
                                 ---------------------------------
                              Name:   David M. Wittels
                                   -------------------------------
                              Title:  Attorney-in-Fact
                                    ------------------------------

                        DLJ OFFSHORE PARTNERS II, C.V.

                              By: DLJ MERCHANT BANKING II, INC.
                                    Managing General Partner

                              By: /s/ David M. Wittels
                                 ---------------------------------
                              Name:   David M. Wittels
                                   -------------------------------
                              Title:  Attorney-in-Fact
                                    ------------------------------


                        DLJ EAB PARTNERS, L.P.

                              By:   DLJ LBO PLANS MANAGEMENT CORPORATION


                              By: /s/ David M. Wittels
                                 ---------------------------------
                              Name:   David M. Wittels
                                   -------------------------------
                              Title:  Attorney-in-Fact
                                    ------------------------------


                        UK INVESTMENT PLAN 1997 PARTNERS

                              By:   DONALDSON, LUFKIN & JENRETTE, INC.


                              By: /s/ David M. Wittels
                                 ---------------------------------
                              Name:   David M. Wittels
                                   -------------------------------
                              Title:  Attorney-in-Fact
                                    ------------------------------

MANAGEMENT HOLDERS:


                        /s/ Edward F. Voboril
                        ------------------------------------------
                        Edward F. Voboril

                        /s/ Tim H. Belstadt
                        ------------------------------------------
                        Tim H. Belstadt

                        /s/ Susan M. Bratton
                        ------------------------------------------
                        Susan M. Bratton

                        /s/ Larry T. DeAngelo
                        ------------------------------------------
                        Larry T. DeAngelo

                        /s/ Curtis F. Holmes
                        ------------------------------------------
                        Curtis F. Holmes

                        /s/ Arthur J. Lalonde
                        ------------------------------------------
                        Arthur J. Lalonde

                        /s/ Richard W. Mott
                        ------------------------------------------
                        Richard W. Mott

                                   SCHEDULE I

         This Schedule I is a part of and is incorporated into that certain letter agreement (together, the "Agreement") dated July 10, 1997 by and between WGL Holdings, Inc. (which together with its subsidiaries is hereinafter referred to as the "Company") and Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ").

         The Company will indemnify and hold harmless DLJ and its affiliates, and the respective directors, officers, agents and employees of DLJ and its affiliates (other than the Company) (DLJ and each such entity or person, an "Indemnified Person"), from and against any losses, claims, damages, judgments, assessments, costs and other liabilities (collectively, "Liabilities"), and will reimburse each Indemnified Person for all fees and expenses (including the reasonable fees and expenses of counsel) (collectively, "Expenses") as they are incurred in investigating, preparing, pursuing or defending any claim, action, proceeding or investigation, whether or not in connection with pending or threatened litigation and whether or not any Indemnified Person is a party (collectively, "Actions"), arising out of or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated hereby or any Indemnified Person's actions or inactions in connection with any such advice, services or transactions; provided that the Company will not be responsible for any Liabilities or Expenses of any Indemnified Person that are determined by a judgment of a court of competent jurisdiction which is no longer subject to appeal or further review to have resulted solely from such Indemnified Person's gross negligence or willful misconduct in connection with any of the advice, actions, inactions or services referred to above. The Company also agrees to reimburse each Indemnified Person for all Expenses as they are incurred in connection with enforcing such Indemnified Person's rights under this Agreement (including, without limitation, its rights under this Schedule I).

         Upon receipt by an Indemnified Person of actual notice of an Action against such Indemnified Person with respect to which indemnity may be sought under this Agreement, such Indemnified Person shall promptly notify the Company in writing; provided that failure so to notify the Company shall not relieve the Company from any liability which the Company may have on account of this indemnity or otherwise, except to the extent the Company shall have been materially prejudiced by such failure. The Company shall, if requested by DLJ, assume the defense of any such Action including the employment of counsel reasonably satisfactory to DLJ. Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person, unless: (i) the Company has failed promptly to assume the defense and employ counsel or (ii) the named parties to any such Action (including any impleaded parties) include such Indemnified Person and the Company, and such Indemnified Person shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the Company; provided that the Company shall not in such event be responsible hereunder for the fees and expenses of more than one firm of separate counsel in connection with any Action in the same jurisdiction, in addition to any local counsel. The Company shall not be liable for any settlement of any Action effected without its written consent. In addition, the Company will not, without prior written consent of DLJ, settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened Action in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified

Person is a party thereto) unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person from all Liabilities arising out of such Action.

         In the event the foregoing indemnity is unavailable to an Indemnified Person [other than] in accordance with this Agreement, the Company shall contribute to the Liabilities and Expenses paid or payable by such Indemnified Person in such proportion as is appropriate to reflect (i) the relative benefits to the Company and its shareholders, on the one hand, and to DLJ, on the other hand, of the matters contemplated by this Agreement or (ii) if the allocation provided by the immediately preceding clause is not permitted by the applicable law, not only such relative benefits but also the relative fault of the Company, on the one hand, and DLJ, on the other hand, in connection with the matters as to which such Liabilities or Expenses relate, as well as any other relevant equitable considerations; provided that in no event shall the Company contribute less than the amount necessary to ensure that all Indemnified Persons, in the aggregate, are not liable for any Liabilities and Expenses in excess of the amount of fees actually received by DLJ pursuant to the Agreement. For purposes of this paragraph, the relative benefits to the Company and its shareholders, on the one hand, and to DLJ, on the other hand, of the matters contemplated by the Agreement shall be deemed to be in the same proportion as (a) the total value paid or contemplated to be paid or received or contemplated to be received by the Company or the Company's shareholders, as the case may be, in the transaction or transactions that are within the scope of the Agreement, whether or not any such transaction is consummated, bears to (b) the fees paid or to be paid to DLJ under the Agreement.

         The Company also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated hereby or any Indemnified Person's actions or inactions in connection with any such advice, services or transactions except for Liabilities (and related Expenses) of the Company that are determined by a judgment of a court of competent jurisdiction which is no longer subject to appeal or further review to have resulted solely from such Indemnified Person's gross negligence or willful misconduct in connection with any such advice, actions, inactions or services.

         The reimbursement, indemnity and contribution obligations of the Company set forth herein shall apply to any modification of this Agreement and shall remain in full force and effect regardless of any termination of, or the completion of any Indemnified Person's services under or in connection with, this Agreement.

                                   SCHEDULE I

                               MANAGEMENT HOLDERS

Name: Edward F. Voboril
Address:    33 Four Winds Way
            Amherst, N.Y. 14226
Telecopy No.:     (716) 759-8579

Name: Tim H. Belstadt
Address:    452 E. Stenzil Street
            North Tonawanda, N.Y. 14120
Telecopy No.:     (716) 692-2194

Name: Susan M. Bratton
Address:    1621 North Forest Rd.
            Williamsville, NY 14221
Telecopy No.:     (716) 759-8579

Name: Larry T. DeAngelo
Address:    6060 Whitegate Crossing
            East Amherst, N.Y. 14051
Telecopy No.:     (716) 759-8579

Name: Curtis F. Holmes
Address:    8125 Centrelanc
            E. Amherst, NY 14051
Telecopy No.:     (716) 759-5480

Name: Arthur J. Lalonde
Address:    208 Summit Avenue
            Buffalo, NY 14214
Telecopy No.:     (716) 759-5508

Name: Richard W. Mott
Address:    8546 Quincy Ct.
            E. Amherst, NY 14051
Telecopy No.:     (716) 759-8579


                                       37